UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)    April 18, 2007

                          Capital Southwest Corporation
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

            Texas                          811-1056                 75-1072796
--------------------------------------------------------------------------------
  (State or other jurisdiction         (Commission                 (IRS
    of   incorporation)                 File Number)              Employer
                                                                Identification
                                                                    No.)



12900 Preston Road, Suite 700, Dallas, Texas                75230
--------------------------------------------------------------------------------
(Address of principal executive offices)                  (Zip Code)

Registrant's telephone number, including area code      972-233-8242
                                                      --------------------------
--------------------------------------------------------------------------------



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

          On April 18, 2007, William R. Thomas, president, chief executive officer and chairman, announced his planned retirement on July 16, 2007 as president and chief executive officer of Capital Southwest Corporation. Mr. Thomas, 78, joined Capital Southwest in 1962 and has been president since 1980. He will continue to serve as chairman of the board in a non-executive capacity. Gary L. Martin, currently president of The Whitmore Manufacturing Company of Rockwall, Texas, a 100% owned portfolio company of Capital Southwest, was named by the board of directors to succeed Mr. Thomas as president and chief executive officer.



ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

          (d) Exhibits. The following exhibits are filed or furnished as part of this report:

              Exhibit No.           Description

              99.1       Press   Release   dated   April  18,  2007  -  "CAPITAL
                         SOUTHWEST NAMES NEW CEO"

              99.2       Letter dated April 18, 2007 - "To Our Shareholders"

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: April 18, 2007
                             By:  /s/  William R. Thomas
                                  -----------------------------------
                                  Name: William R. Thomas
                                  Title:   President and Chief Executive Officer

                                  EXHIBIT INDEX


              Exhibit No.           Description

              99.1 Press Release dated April 18, 2007 - "CAPITAL SOUTHWEST NAMES NEW CEO"

              99.2       Letter dated April 18, 2007 - "To Our Shareholders"